Exhibit 99.2

GREENPRO CAPITAL CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On September 18, 2026, Greenpro Capital Corp. (the “Company” or “GRNQ”) entered into a share sale agreement (the “Agreement”) with Ms. Chen Yanhong (the “Buyer”), pursuant to which the Company agreed to sell or cause its subsidiaries to sell and transfer all issued and outstanding equity interests in Greenpro Resources (HK) Limited, a Hong Kong company (“GRHK”), Falcon Corporate Services Limited, a Hong Kong Company (“FCS”), Greenpro Financial Consulting Limited, a Belize company (“GFC”), Greenpro Management Consultancy Limited, a Shenzhen, China company (“GMCSZ”), Shenzhen Falcon Financial Consulting Limited, a Shenzhen, China company (“SZFFC”) and Greenpro Financial Consulting (Shenzhen) Limited, a Shenzhen, China Company (“GFCSZ” and, together with GRHK, FCS, GFC, GMCSZ and SZFFC, the “F&A Entities”). The Buyer is a director of GMCSZ, SZFFC, GFCSZ and FCS and a shareholder currently holding 14 shares of the Company’s common stock. The F&A Entities principally provide corporate advisory services and company-secretarial services in Hong Kong and China. Pursuant to the terms and conditions of the Agreement, the Buyer acquired the F&A Entities for aggregate cash consideration of HK$3,500,000, approximately US$446,486 based on the exchange rate as of August 31, 2026 (the “Transaction”). The Transaction was completed on September 28, 2026 (the “Transaction Date”).

The Company intends to use the cash proceeds from the Transaction for general corporate purposes, which may include the provision of additional working capital, funding internal operational improvement initiatives and business development.

The following unaudited pro forma condensed consolidated financial statements as of and for the six months ended June 30, 2026, have been derived from the unaudited condensed consolidated financial statements of the Company.

The unaudited pro forma condensed consolidated financial statements for the years ended December 31, 2025, and 2024 have been derived from the audited consolidated financial statements of the Company for the years then ended. The unaudited pro forma condensed consolidated statements of operations are presented to illustrate the Company’s results as if the Transaction occurred on January 1, 2024, the beginning of the earliest period presented and reflect the reclassification of the F&A Entities as Discontinued Operations for all periods presented. The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2026, reflects the Company’s financial position as if the Transaction had occurred on June 30, 2026. The adjustments in the “Additional Transaction Accounting Adjustments” column in the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2025, and unaudited pro forma condensed consolidated balance sheet as of June 30, 2026, give effect to the Transaction as if it had occurred as of January 1, 2025, and June 30, 2026.

The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X, as amended, and are based upon management’s estimates utilizing the best available information and are subject to the assumptions and adjustments described below and in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. They are not intended to be a complete representation of the Company’s financial position or results of operations had the Transaction occurred as of the periods indicated. In addition, the unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of the Company’s future results of operations or financial condition had the Transaction been completed on the date assumed. The unaudited condensed consolidated financial statements should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2026, as well as the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports. The adjustments included within the “F&A Entities’ Disposal” column of the unaudited condensed consolidated financial statements are consistent with the guidance for discontinued operations in accordance with accounting principles generally accepted in the United States of America. The Company’s current estimates on a discontinued operations basis are preliminary and could change as the Company finalizes discontinued operations accounting to be reported in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2026.

GREENPRO CAPITAL CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2026

(In U.S. dollars, except share and per share data)

		Transaction Accounting Adjustments
	GRNQ Historical Consolidated	F&A Entities’ Disposal (1)	Additional Transaction Accounting Adjustments	Notes	GRNQ Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$634,440	$184,607	$446,486	(a)	$896,319
Accounts receivable, net	13,301	3,782	-		9,519
Prepaids and other current assets	473,428	40,945	-		432,483
Digital assets	234,055	-	-		234,055
Due from related parties	880,502	-	-		880,502
Deferred costs of revenue	67,961	67,961	-		-
Total current assets	2,303,687	297,295	446,486		2,452,878
Property and equipment, net	1,354,239	1,313,296	-		40,943
Real estate investments:
Real estate held for sale	886,502	-	-		886,502
Real estate held for investment, net	370,826	-	-		370,826
Intangible assets, net	299	299	-		-
Other investments	18,200,000	-	-		18,200,000
Operating lease right-of-use assets, net	53,577	-	-		53,577
Finance lease right-of-use asset, net	12,449	-	-		12,449
TOTAL ASSETS	$23,181,579	$1,610,890	$446,486		$22,017,175

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$1,370,306	$84,114	$8,000	(b)	$1,294,192
Due to related parties	856,945	724,682	-		132,263
Operating lease liabilities	53,577	-	-		53,577
Finance lease liabilities, current portion	4,568	-	-		4,568
Deferred revenue	285,770	285,770	-		-
Total current liabilities	2,571,166	1,094,566	8,000		1,484,600
Finance lease liabilities, non-current portion	4,467	-	-		4,467
Total liabilities	2,575,633	1,094,566	8,000		1,489,067

Stockholders’ equity:
Preferred stock	-	-	-		-
Common stock (2)	181	-	-		181
Additional paid-in capital (2) (3)	62,592,226	5,303,075	-		57,289,151
Accumulated other comprehensive loss	(156,165)	(60,841)	60,841	(c)	(34,483)
Accumulated (deficit) profit	(41,867,671)	(4,725,910)	377,645	(a) (b) (c)	(36,764,116)
Total Greenpro Capital Corp. stockholders’ equity	20,568,571	516,324	438,486		20,490,733
Noncontrolling interests in consolidated subsidiary	37,375	-	-		37,375
Total stockholders’ equity	20,605,946	516,324	438,486		20,528,108

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$23,181,579	$1,610,890	$446,486		$22,017,175

(2)	Issued and outstanding shares of common stock have been adjusted for the periods prior to August 6, 2026, to reflect the 1-for-10 reverse stock split effected on that date on a retroactive basis as described in Note 2.

GREENPRO CAPITAL CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2026

(In U.S. dollars, except share and per share data)

		Transaction Accounting Adjustments
	GRNQ Historical Consolidated	F&A Entities’ Disposal (1)	Additional Transaction Accounting Adjustments	Notes	GRNQ Pro Forma
REVENUES:
Service revenue	$559,355	$275,725	$-		$283,630
Digital revenue	115,923	-	-		115,923
Rental revenue	32,275	-	-		32,275
Total revenues	707,553	275,725	-		431,828

COST OF REVENUES:
Cost of service revenue	(219,650)	(139,655)	-		(79,995)
Cost of digital revenue	-	-	-		-
Cost of rental revenue	(7,269)	-	-		(7,269)
Total cost of revenues	(226,919)	(139,655)	-		(87,264)

GROSS PROFIT	480,634	136,070	-		344,564

OPERATING EXPENSES:
General and administrative expenses	(2,139,940)	(1,320,025)	-		(819,915)

LOSS FROM OPERATIONS	(1,659,306)	(1,183,955)	-		(475,351)

OTHER INCOME (EXPENSE):
Other income	37,807	16,584	-		21,223
Interest income	3,086	44	-		3,042
Interest expense	(362)	-	-		(362)
Fair value loss on digital assets	(2,184)	-	-		(2,184)
Total other income	38,347	16,628	-		21,719

LOSS BEFORE INCOME TAX	(1,620,959)	(1,167,327)	-		(453,632)
Income tax expense	-	-	-		-
NET LOSS	$(1,620,959)	$(1,167,327)	$-		$(453,632)

NET LOSS PER SHARE, BASIC AND DILUTED (2)	$(1.22)	-	-		$(0.34)

WEIGHTED AVERAGE NUMBER OF COMMON STOCK OUTSTANDING, BASIC AND DILUTED (2)	1,332,575	-	-		1,332,575

(2)	Weighted average shares outstanding and per share amounts have been adjusted for the periods shown to reflect the 1-for-10 reverse stock split effected on August 6, 2026, on a retroactive basis as described in Note 2.

GREENPRO CAPITAL CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2025

(In U.S. dollars, except share and per share data)

		Transaction Accounting Adjustments
	GRNQ Historical Consolidated	F&A Entities’ Disposal (1)	Additional Transaction Accounting Adjustments	Notes	GRNQ Pro Forma
REVENUES:
Service revenue	$1,843,968	$1,351,675	$-		$492,293
Digital revenue	168,240	-	-		168,240
Rental revenue	61,349	-	-		61,349
Total revenues	2,073,557	1,351,675	-		721,882

COST OF REVENUES:
Cost of service revenue	(351,491)	(208,928)	-		(142,563)
Cost of digital revenue	(41,509)	-	-		(41,509)
Cost of rental revenue	(14,393)	-	-		(14,393)
Total cost of revenues	(407,393)	(208,928)	-		(198,465)

GROSS PROFIT	1,666,164	1,142,747	-		523,417

OPERATING EXPENSES:
General and administrative expenses	(3,818,580)	(1,826,876)	-		(1,991,704)

LOSS FROM OPERATIONS	(2,152,416)	(684,129)	-		(1,468,287)

OTHER INCOME (EXPENSE):
Other income	67,330	10,813	-		56,517
Interest income	9,251	549	-		8,702
Gain on disposal of investment	39,800	-	-		39,800
Reversal of impairment of investment	150	-	-		150
Interest expense	(883)	-	-		(883)
Impairment of property and equipment	(813,552)	(813,552)	-		-
Impairment of real estate held for sale	(96,846)	-	-		(96,846)
Impairment of other investments	(12,073)	-	-		(12,073)
Impairment of goodwill	(6,035)	-	-		(6,035)
Fair value loss on digital assets	(4,818)	-	-		(4,818)
Total other expense	(817,676)	(802,190)	-		(15,486)

LOSS BEFORE INCOME TAX	(2,970,092)	(1,486,319)	-		(1,483,773)
Income tax expense	(12,241)	(6,832)	-		(5,409)
NET LOSS	$(2,982,333)	$(1,493,151)	$-		$(1,489,182)

NET LOSS PER SHARE, BASIC AND DILUTED (2)	$(3.72)	-	-		$(1.86)

WEIGHTED AVERAGE NUMBER OF COMMON STOCK OUTSTANDING, BASIC AND DILUTED (2)	801,061	-	-		801,061

(2)	Weighted average shares outstanding and per share amounts have been adjusted for the periods shown to reflect the 1-for-10 reverse stock split effected on August 6, 2026, on a retroactive basis as described in Note 2.

GREENPRO CAPITAL CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

(In U.S. dollars, except share and per share data)

		Transaction Accounting Adjustments
	GRNQ Historical Consolidated	F&A Entities’ Disposal (1)	Additional Transaction Accounting Adjustments		Notes	GRNQ Pro Forma
REVENUES:
Service revenue	$3,091,903	$2,501,412		$-		$590,491
Digital revenue	327,802	-		-		327,802
Rental revenue	76,700	-		-		76,700
Total revenues	3,496,405	2,501,412		-		994,993

COST OF REVENUES:
Cost of service revenue	(355,120)	(222,834)		-		(132,286)
Cost of digital revenue	(48,495)	-		-		(48,495)
Cost of rental revenue	(22,825)	-		-		(22,825)
Total cost of revenues	(426,440)	(222,834)		-		(203,606)

GROSS PROFIT	3,069,965	2,278,578		-		791,387

OPERATING EXPENSES:
General and administrative expenses	(4,039,243)	(1,822,306)		-		(2,216,937)

(LOSS) INCOME FROM OPERATIONS	(969,278)	456,272		-		(1,425,550)

OTHER INCOME (EXPENSE):
Other income	53,334	3,908		-		49,426
Interest income	19,161	1,484		-		17,677
Gain on disposal of real estate held for investment	21,634	-				21,634
Gain on disposal of investments	324,917	-		-		324,917
Interest expense	(1,070)	-		-		(1,070)
Impairment of other investments	(87,425)	-		-		(87,425)
Impairment of goodwill	(82,561)	-		-		(82,561)
Loss on disposal of investment	(100)	-		-		(100)
Total other income	247,890	5,392		-		242,498

(LOSS) INCOME BEFORE INCOME TAX	(721,388)	461,664		-		(1,183,052)
Income tax expense	(4,439)	(4,439)		-		-
NET (LOSS) INCOME	(725,827)	457,225		-		(1,183,052)
Net loss attributable to noncontrolling interests	10,543	-				10,543
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS OF GREENPRO CAPITAL CORP.	$(715,284)	$457,225	$			$(1,172,509)

NET LOSS PER SHARE, BASIC AND DILUTED (2)	$(0.94)	-		-		$(1.55)

WEIGHTED AVERAGE NUMBER OF COMMON STOCK OUTSTANDING, BASIC AND DILUTED (2)	757,581	-		-		757,581

(2)	Weighted average shares outstanding and per share amounts have been adjusted for the periods shown to reflect the 1-for-10 reverse stock split effected on August 6, 2026, on a retroactive basis as described in Note 2.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated financial statements include the following pro forma adjustments:

F&A Entities’ Disposal Transaction Accounting Adjustments:

(1)	These adjustments reflect the elimination of assets, liabilities and operations attributable to the F&A Entities. The disposal will meet the criteria to be presented as discontinued operations in accordance with ASC 205-20, Presentation of Financial Statements – Discontinued Operations.

(2)	On July 13, 2026, the Company filed a Certificate of Change with the Secretary of State of the State of Nevada (the “Certificate of Change”) to effect a reverse split of the Company’s common stock at a ratio of 1-for-10 (the “Reverse Stock Split”), effective as of August 6, 2026. On that date, every 10 issued and outstanding shares of the Company’s common stock were automatically converted into one outstanding share of common stock. As a result of the Reverse Stock Split, the number of the outstanding shares of common stock decreased from 18,127,663 (pre-split) shares to 1,812,758 (post-split) shares. In addition, by reducing the number of outstanding shares, the Company’s loss per share in all prior periods increased by a factor of 10. The Reverse Stock Split affected all shares of common stock outstanding immediately prior to the effective time of the Reverse Stock Split.

No fractional shares are issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-reverse stock split shares of the Company’s common stock not evenly divisible by 10, in lieu of a fractional share, are entitled the number of shares rounded up to the nearest whole share. The Company will issue one whole share of the post-Reverse Stock Split common stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

As the par value per share of the Company’s common stock remained unchanged at $0.0001 per share, the change in the common stock recorded at par value has been reclassified to additional paid-in-capital on a retroactive basis. All references to shares of common stock and per share data for all periods presented in the accompanying unaudited pro forma condensed consolidated financial statements and notes thereto have been adjusted to reflect the Reverse Stock Split on a retroactive basis.

(3)	Under Section 13 of the Agreement, at Closing, all outstanding intercompany balances, loans, advances, receivables, payables and other obligations between the F&A Entities and the remaining Company group were waived and released. The pro forma adjustment reflects the resulting increases or reductions to additional paid-in capital on the waiver of those balances.

Additional Transaction Accounting Adjustments:

(a)	Reflects cash consideration of HK$3,500,000, approximately US$446,486 based on the exchange rate as of August 31, 2026, received in connection with the Company’s disposition of the F&A Entities.

(b)	Reflects an estimated $8,000 of Transaction advisory and professional fees to be incurred subsequent to June 30, 2026.

(c)	Reflects an estimated loss of $130,679 related to the Company’s sale of the F&A Entities based on the estimate of $446,486 of consideration minus the F&A Entities’ net assets as of June 30, 2026, of $516,324 and the release of the F&A Entities accumulated other comprehensive loss of $60,841. The actual loss recorded at Closing may be subject to change and will be based on amounts as of the Closing Date. Since the unaudited pro forma condensed consolidated statement of operations only includes continuing operations, the estimated loss on the sale is not included in any period presented.